                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Legacy Software, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------
        2)     Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------
        3) Per unit price or other underlying or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------
        4)     Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------
        5)     Total fee paid:

               -----------------------------------------------------------------

[ ]     Fee paid by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

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(2)     Form, Schedule or Registration Statement No.:

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(3)     Filing Party:

        ------------------------------------------------------------------------
(4)     Date Filed:

        ------------------------------------------------------------------------

                                 [LEGACY LOGO]

                                 APRIL 30, 1998

Dear Legacy Stockholder:

     It has been a tumultuous year for Legacy Software. Despite the myriad challenges, I am happy to report that Legacy is on an exciting and profitable path for 1998.

     In the past three months we funded or partially funded three Production Joint Ventures, and have under development, for release in September, 1998, four new RealPlay(TM) CD-ROM and DVD titles.

     I am particularly enthusiastic about the innovative joint venture financings that we have commenced. This approach to funding product development and marketing will distribute early stage production costs among individual investors and strong partners, providing off balance sheet leverage. Legacy will minimize its exposure to cost over runs and jumpstart its product-line expansion, essential to compete in today's marketplace.

     Legacy is refocusing its marketing and distribution approach. Our products have always been appropriate for multiple audiences, including consumers, schools and professionals. We have in the past, however, only sold them through the consumer retail channel. We are now focusing on additional distribution channels to access our customers in educational institutions and in adult continuing education programs.

     Throughout all the changes at Legacy, one thing hasn't changed. Our corporate mission. We believe in interactive education for teens and adults that is fun and that respects the values of families. In an age when interactive, photo-realistic mayhem is the rule, Legacy continues to create products that uplift, educate and entertain. We believe that there is a large market for this type of interactive experience.

     Legacy is entering a new stage of dynamic expansion with a clear focus on stockholder value. We believe that we have successfully turned challenges into opportunities for growth.

     The Annual Meeting of Stockholders of Legacy Software, Inc. (the "Company") will be held on May 28, 1998 at 10:00 a.m. at the Company's headquarters located at 5340 Alla Road, Los Angeles, California 90066. I hope that you will be able to attend in person.

     This year you are asked; (1) to re-elect three directors; (2) to approve a proposed amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split of the Company's issued and outstanding Common Stock, $0.001 par value per share, whereby each three (3) shares of Common Stock issued as of the effective date of the reverse split will be converted into one
(1) share of Common Stock, $0.001 par value per share, and in connection therewith to effect a proportionate reduction in the Company's stated capital,
(3) to ratify the selection of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ended December 31, 1998 and (4) to act upon other matters that may properly come before the meeting.

     YOUR VOTE IS IMPORTANT. Please sign, date and return your completed proxy card promptly so your shares can be represented, even if you plan to attend the Annual Meeting in person. As Chairwoman, I urge you to re-elect the nominated directors and vote "For" the remaining proposals.

     On behalf of the Company, I would like to thank you for your spirited and continued support.

                                          Sincerely,

                                          LEGACY SOFTWARE, INC.

                                          ARIELLA J. LEHRER, Ph.D.
                                          Chairwoman of the Board,
                                          President and CEO

                             LEGACY SOFTWARE, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 28, 1998
                            ------------------------

TO THE STOCKHOLDERS OF LEGACY SOFTWARE, INC.:

     The Annual Meeting of Stockholders (the "Annual Meeting") of Legacy Software, Inc., a Delaware corporation (the "Company"), will be held at the Company's headquarters located at 5340 Alla Road, Los Angeles, California 90066, on Thursday, May 28, 1998, at 10:00 a.m., local time, and at any adjournment thereof, for the following purposes:

     1. To elect three members of the Board of Directors of the Company;

     2. To approve a proposed amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split of the Company's issued and outstanding Common Stock, $0.001 par value per share, whereby each three (3) shares of Common Stock issued as of the effective date of the reverse split will be converted into one (1) share of Common Stock, $0.001 par value per share, and in connection therewith to effect a proportionate reduction in the Company's stated capital

     3. To ratify the selection of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ended December 31, 1998; and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 22, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices for ten days prior to the Annual Meeting. A copy of the Company's Annual Report on Form 10-K, for the fiscal year ended December 31, 1997, is being sent to all stockholders as of the record date concurrently with the Proxy Statement accompanying this Notice.

     All stockholders are urged to attend the meeting in person or by proxy.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                                          By Order of the Board of Directors,

                                          William E. Sliney
                                          Secretary

Los Angeles, California
April 30, 1998

                             LEGACY SOFTWARE, INC.
                                 5340 ALLA ROAD
                         LOS ANGELES, CALIFORNIA 90066
                            ------------------------

                                PROXY STATEMENT
                            ------------------------
GENERAL

     The enclosed Proxy is solicited by the Board of Directors of Legacy Software, Inc., a Delaware corporation ("Legacy" or the "Company"), for use at the Annual Meeting of Stockholders to be held on May 28, 1998, at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters located at 5340 Alla Road, Los Angeles, California 90066.

     This Proxy Statement and the accompanying form of Proxy are being mailed to all stockholders entitled to vote on or about May 8, 1998.

REVOCABILITY OF PROXIES

     Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time before it is voted, (a) by filing an instrument with the Secretary of the Company revoking it, or (b) by executing a proxy bearing a later date with the Secretary of the Company, or (c) by attending the Annual Meeting and voting in person. Any such proxy, if not revoked, will be voted at the Annual Meeting in accordance with the instructions specified therein or, if no instruction is indicated, it will be voted in favor of the proposals set forth in the notice attached hereto.

SOLICITATION OF PROXIES

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. The Company will not compensate such individuals for any such services. The Company does not presently intend to solicit proxies other than by mail.

RECORD DATE, VOTING AND SHARE OWNERSHIP

     The Board of Directors has fixed the close of business on April 22, 1998 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and, accordingly, only stockholders of record on such date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 22, 1998, there were issued and outstanding 2,655,003 shares of the Company's common stock, par value $0.001 per share ("Common Stock"). There are no other voting securities outstanding.

     Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. Stockholders may cumulate their votes for the election of directors. This means that a stockholder can give one nominee a number of votes equal to the number of directors to be elected (i.e., three) multiplied by the number of votes to which the stockholder is entitled. Or, the stockholder may distribute these votes among as many nominees as he or she chooses. Proxies which withhold authority to vote as to specific directors shall not be considered to cast votes for any other directors unless, in order to effect the election of the six nominees, it is necessary to cumulate votes to elect the other directors. The proxy holders shall not cumulate votes for any other purpose.

     If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

     An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration. An automated system administered by the Company's transfer agent tabulates shareholder votes.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting William E. Sliney in writing at Legacy Software, Inc., 5340 Alla Road, Los Angeles, California 90066 or by telephone at (310) 448-0406. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by May 15, 1998.

     In the absence of a quorum at the Annual Meeting, either in person or by proxy, the Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting until a quorum shall be formed.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS
                           (ITEM 1 OF THE PROXY CARD)

     The Board of Directors (the "Board") recommends the election of the nominees listed below as directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. If at the time of the 1998 Annual Meeting of Stockholders (the "Annual Meeting") any nominee should be unable to serve or is unwilling to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes designated by the Board of Directors. The Board has no reason to believe that any substitute nominee or nominees will be required.

     The Bylaws of the Company provide that the number of directors shall be determined by resolution of the Board of Directors. The number of directors is currently set at seven.

     The present Board of Directors comprises Ariella J. Lehrer, Ph.D., William
E. Sliney and Ivan M. Rosenberg Ph.D. Each present director is a nominee for election at the Annual Meeting. Only three (3) directors may be elected at the Annual Meeting. The Board of Directors has not designated more nominees but is actively seeking additional directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY NOMINATED AND URGES YOU TO VOTE FOR THE THREE NOMINEES FOR DIRECTOR LISTED BELOW.

NOMINEES

     The table below sets forth pertinent information with respect to each of such nominees.

                  NAME                    AGE   SINCE                   POSITION
                  ----                    ---   -----                   --------
Ariella J. Lehrer, Ph.D. ...............  45    1989    Chairwoman of the Board, President,
                                                        Chief Executive Officer and Director
William E. Sliney.......................  59    1995    Vice President of Finance, Chief
                                                        Financial Officer, Secretary, Treasurer
                                                        and Director
Ivan M. Rosenberg, Ph.D. ...............  55    1995    Director

---------------

     Ariella J. Lehrer, Ph.D., has served as the Company's Chairwoman of the Board of Directors, President and Chief Executive Officer since August, 1989. Dr. Lehrer received a Master of Arts in Child Development from Pacific Oaks College in 1976, a Ph.D. in Cognitive Psychology from Claremont Graduate School in 1983 and completed a post-doctorate at the University of California, Los Angeles in 1984. Prior to joining the Company, Dr. Lehrer headed Lehrer Associates, a consulting company whose clients included The Learning Company, Walt Disney Software, Commodore International, Ltd., International Business Machines, Inc. and SoftKat, Inc. From 1986 to 1989, Dr. Lehrer served on the California Educational Technology Commission. Dr. Lehrer is a member of the Board of Fellows of the Claremont Graduate School's Center for Organizational and Social Psychology and of the Board of Governors of Otis College of Art and Design.

     Ivan M. Rosenberg, Ph.D., has been a consultant to the Company since February, 1995, and a director of the Company since June, 1995. Dr. Rosenberg is an entrepreneur and consultant to senior business executives. Dr. Rosenberg founded Distinctive Software Corporation in 1981. From 1988 to 1990, Dr. Rosenberg was Vice President for Products and Information Systems at E.K. Williams & Co., a business accounting and consulting company. In 1992, he founded Business Information Solutions, a consulting company assisting small to medium size companies with tactical and strategic automation decisions, which he continues to own. Currently Dr. Rosenberg also is Chief Executive Officer and President of Frontier Associates, Inc., which assists companies in executive training, team-building, re-engineering, communications effectiveness and culture changes. Dr. Rosenberg currently serves on the boards of directors of the Los Angeles Venture Association, Distinctive Solutions Corporation and TREE (Technology for Results in Elementary Education) and has served on the boards of directors of the Institute of Management Consultants (Los Angeles Chapter) and Interex (the Hewlett Packard International User's Group). Dr. Rosenberg is also a director of Cybernet, Inc., a privately held long-distance telecommunications company. Dr. Rosenberg received a Bachelor of Science in Electrical Engineering in 1965 and a Master of Science in Computer Science in 1966 from Cornell University, and a Master of Science in Management in 1974 and a Ph.D. in Business Information Systems in 1976 from the University of Rochester.

     William E. Sliney has served as the Company's Chief Financial Officer since October, 1995. In November, 1995, Mr. Sliney also became the Company's Vice President of Finance, Treasurer and a director and in January 1998 Mr. Sliney became Secretary. From September, 1994 until October, 1995, Mr. Sliney was an independent consultant. Prior to that, Mr. Sliney was Chief Executive Officer of Gump's from May, 1993 to August, 1994, and Vice President and Chief Financial Officer of Highland Superstores, Inc. from January to May, 1993. From 1987 to 1992, Mr. Sliney was President, Chief Financial and Administrative Officer and a director of Phoenix Service Corporation. Mr. Sliney graduated from Northeastern University in 1961 with a Bachelor of Science in Business Administration and from the University of California, Los Angeles, in 1963 with a Master of Business Administration.

COMPENSATION OF DIRECTORS

     The Company has no standard arrangements pursuant to which directors of the Company are compensated for any services provided as a director except for the Automatic Option Grant Program component of the 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"). Directors who are not current employees of the Company ("non-employee directors") are eligible for the Automatic Option Grant Program component of the 1995 Plan under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to 100% of their fair market value on the grant date.

     Under the Automatic Option Grant Program, each individual who is first elected or appointed as a non-employee Board member will receive a 10,000 share option grant on the date of such election or appointment, provided such individual has not been in the prior employ of the Company. In addition, at each Annual Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as a non-employee Board member after the meeting will receive an additional option grant to purchase 2,500 shares of Common Stock whether or not such individual has been in the prior employ of the Company.

     Each automatic grant will have a term of ten (10) years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase should the optionee's service as a non-employee Board member cease prior to vesting in the shares. The initial 10,000 share grant will vest in four equal and successive annual installments over the optionee's period of Board service. Each additional 2,500 share grant will vest upon the optionee's completion of one year of Board service measured from the grant date. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member.

     In January 1996, Dr. Rosenberg received options to purchase 10,000 shares under the Discretionary Option Grant Program in effect under the 1995 Plan. The exercise price per share for these options is $6.00, which was the fair market value of the Company's Common Stock on the date of grant. In May, 1997 Dr. Rosenberg received a stock option for 2,500 shares at a grant price of $3.00 per share. Similar to the vesting schedule described above for the 10,000 share automatic option grant, these discretionary options are immediately exercisable and will vest in four equal and successive annual installments over the optionee's period of Board service measured from the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     A current officer and director , a former officer and director and an immediate family member of one of such officers have made certain loans to the Company. As of April 30, 1998, the Company had three outstanding unsecured promissory notes. The first promissory note, in the principal amount of $ 56,664, is payable to Ariella J. Lehrer, Ph.D., the Chairwoman of the Company's Board of Directors and the Company's President and Chief Executive Officer. The second promissory note, in the principal amount of $73,200, is payable to Stanley Wojtysiak, the Company's former Secretary and former Director. The principal payments on these two notes are payable over a two-year period beginning on March 31, 1998. The Company has a third unsecured promissory note in the amount of $260,051 payable to the Irving Lehrer Trust, Dr. Lehrer's father-in-law. The principal payments on this third note were to be payable over a two-year period beginning on July 1, 1997 however the Company was unable to make principal payments from July 1997 through April 30, 1998. The loans accrue interest at the rates of 9.0% to 16.7% per annum. As of April 30, 1998, the outstanding principal and accrued interest due on each of Dr. Lehrer's loan, Mr. Wojtysiak's loan, Mr. Lehrer's loan were approximately $56,664, $73,200, and $260,051, respectively. The Company is currently making interest payments on the indebtedness to the three noteholders as they come due from revenue.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors and principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

BOARD MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held eight meetings during the fiscal year ended December 31, 1997. Four members of the Board attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board held during the fiscal year. Mr. Curtis A. Hessler, a member of the Board until

January 31, 1998, attended less than seventy-five percent (75%) of the meetings of the Board. All directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which such director served.

     The Board of Directors has appointed an Audit Committee, Compensation Committee and a Stock Option Committee, but has not appointed a standing Nominating Committee.

     During the 1997 fiscal year, the members of the Audit Committee consisted of Mr. Hessler and Dr. Rosenberg. The Audit Committee held one meeting during 1997. The Audit Committee is responsible for reviewing financial statements, consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies and internal controls and reviewing the scope of the independent auditors' activities and fees.

     During the 1997 fiscal year, the members of the Compensation Committee consisted of Mr. Hessler and Dr. Rosenberg. The Compensation Committee held one meeting during 1997. The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the compensation of all officers of the Company and issuances of equity securities of the Company to directors, officers, employees and consultants of the Company.

     During the 1997 fiscal year, the members of the Stock Option Committee consisted of Mr. Hessler and Dr. Rosenberg. The Stock Option Committee held three meetings during 1997. The Stock Option Committee is responsible for administering the Company's 1995 Stock Option/Stock Issuance Plan and granting options thereunder.

                              STOCKHOLDER APPROVAL

     In order to be adopted, the affirmative vote of the holders of a majority of the Company's Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of this Proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY NOMINATED AND URGES YOU TO VOTE FOR THE THREE NOMINEES FOR DIRECTOR LISTED ABOVE.

                             ADDITIONAL INFORMATION

                       EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is certain information regarding each of the current executive officers of the Company. Officers are appointed by and serve at the direction of the Board.

              NAME                  AGE    SINCE                  POSITION
              ----                  ---    -----                  --------
Ariella J. Lehrer, Ph.D. .......    45     1989     Chairwoman of the Board, President,
                                                    Chief Executive Officer and Director
William E. Sliney...............    59     1995     Vice President of Finance, Chief
                                                    Financial Officer, Secretary,
                                                    Treasurer and Director

     Ariella J. Lehrer, Ph.D., has served as the Company's Chairwoman of the Board of Directors, President and Chief Executive Officer since August, 1989. Further information about Dr. Lehrer is presented in "ELECTION OF DIRECTORS."

     William E. Sliney has served as the Company's Chief Financial Officer since October 16, 1995. On November 9, 1995, Mr. Sliney also became the Company's Vice President of Finance, Treasurer and a director and in January, 1998 became Secretary. Further information about Mr. Sliney is presented in "ELECTION OF DIRECTORS."

                       COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 30, 1998, the number and percentage of shares of Common Stock beneficially owned (as defined in Rule 13d-3 adopted under the Exchange Act) by (a) all persons known to the Company to own beneficially more than 5% of any class of voting security of the Company,
(b) each of the Company's directors and nominees for director, (c) the Company's officers named in the Summary Compensation Table set forth herein and (d) all directors and executive officers of the Company as a group.

                                                                       COMMON STOCK
                                                              ------------------------------
                                                                 NUMBER          PERCENTAGE
                                                                 SHARES          OF SHARES
                                                              BENEFICIALLY      BENEFICIALLY
                    NAME AND ADDRESS(1)                       OWNED(2)(3)       OWNED(2)(3)
                    -------------------                       ------------      ------------
Ariella J. Lehrer, Ph.D. ...................................     91,426             3.44%
  Chairwoman of the Board, President,
  Chief Executive Officer and Director
William E. Sliney...........................................      3,290                *
  Vice President of Finance, Chief Financial
  Officer, Secretary, Treasurer and Director
Ivan Rosenberg, Ph.D........................................     17,194(4)             *
  Director
E.B.C. Trust Corporation(5).................................    658,397            24.80
  10, rue Princesse Florestine
  MC 98000 Monaco
D&A Lehrer Children Trust(6)................................    200,000             7.53
  1300 Woodland Road
  York, PA 17403
Stanley Wojtysiak...........................................    248,950             9.37
  9709 Nevada Avenue
  Chatsworth, CA 91311
All directors and executive
  officers as a group (3 persons)...........................    111,910             4.21

---------------
 *  Less than one percent

(1) Unless otherwise indicated, the stockholder's address is at the Company's principal executive offices.

(2) Percent ownership is based on 2,655,003 shares of Common Stock outstanding as of April 30, 1998 plus any shares issuable pursuant to options or warrants held by the person or class in question which may be exercised within 60 days of April 30, 1998.

(3) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in this table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

(4) Includes 2,500 shares which Dr. Rosenberg has the right to acquire by exercise of stock options vested pursuant to the 1995 Plan.

(5) The beneficial owners of E.B.C. Trust Corporation's capital stock are Richard MacLellan and Michael Woolf.

(6) Ariella J. Lehrer, Ph.D., has no voting or investment power or beneficial ownership with respect to the D&A Lehrer Children Trust.

                           REPORT OF THE COMPENSATION
                    COMMITTEE AND STOCK OPTION COMMITTEE(1)

     The Company's Compensation Committee, formed on January 15, 1996, is currently comprised of one non-employee director and for most of the 1997 fiscal year was comprised of two non-employee directors. The

Compensation Committee oversees and administers the Company's executive compensation program and the Company's compensation program for all of its employees. The Company's Stock Option Committee, formed on January 15, 1996, is currently comprised of one non-employee director and for most of the 1997 fiscal year was comprised of two non-employee directors. The Stock Option Committee oversees and administers the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") and the granting of options thereunder. The Compensation Committee, and when applicable, the Stock Option Committee, will review the performance of the executive officers of the Company and make recommendations to the Board of Directors as to their compensation, including salary, cash and non-cash bonus levels and stock option awards.

COMPENSATION POLICIES

     In recognition that the recruitment and retention of personnel in the computer software industry is highly competitive, the Company's compensation policies, both for executive and non-executive employees, are structured to attract and retain highly skilled technical, marketing and management personnel. To reward and encourage performance that enhances both the short-term and long-term results of the Company, the Compensation Committee has developed a compensation program that provides economic incentives to achieve the Company's business objectives by linking compensation to the performance of the Company, to align executive officers' compensation with stockholder interests to create stockholder value, and to reward individual performance. The Company will use a combination of base salary, annual incentives and long-term incentive awards to achieve the aforementioned objectives.

BASE SALARY

     In considering the base salary levels of the Chief Executive Officer and the other executive officers, the Compensation Committee's recommendations, while subjective, are intended to be competitive with other similar companies in the software industry (the "Peer Group"), notwithstanding the significantly larger revenues at many of the companies in the Peer Group. In making its competitive analysis of base salaries, the Compensation Committee relied on the 1996 Ninth Annual Survey of Compensation in the Software Industry (the "Compensation Survey") published by Coopers and Lybrand LLP, a nationally recognized accounting firm. On the basis of the information provided in the Compensation Survey, the Compensation Committee determines the base salary of each executive officer at a level which is competitive with the salaries of individuals in similar positions at the Peer Group. The Compensation Committee will also take into consideration, in determining such base salary levels, the Company's financial performance over the past year and the performance of each executive officer in comparison to the performance of the Company's other executive officers.

ANNUAL INCENTIVES

     For the 1997 fiscal year, the Company did not award any cash or non-cash bonuses to its executive officers in light of the financial results of the Company during this period. The Company did not have an established annual incentive program to determine whether any of the executive officers would receive any cash or non-cash bonuses.

     The Company may, at the discretion of the Board of Directors, pay non-cash bonuses to executive officers on the basis of a combination of Company and individual performance objectives, with a greater emphasis on the Company's performance objectives. Such performance objectives will generally be established by the Compensation Committee and will require approval by the Board of Directors. In establishing the Company's performance objectives, the Compensation Committee will use criteria such as revenues, cash flow, earnings per share and other relevant strategic considerations. In establishing the performance objectives for the

---------------

(1) This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or, the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

executive officers, efforts will be made to establish parity among individuals with similar responsibilities and performance.

LONG-TERM INCENTIVE AWARDS

     The Company's 1995 Plan permits the Compensation Committee to grant to eligible employees stock options, stock appreciation rights and other stock awards of restricted stock or bonus stock. The Compensation Committee believes that the 1995 Plan encourages key personnel of the Company to increase their investment in the Company's long-term success, thus better linking employee and stockholder interests, and motivates executive officers to make long-term decisions that are in the best interests of the Company and that will, over the long run, give the best return to stockholders. The Compensation Committee has determined that long-term incentives should be granted on a discretionary basis based principally on the quality of the individual performance and base salary levels. Options are granted under the 1995 Plan at no less than 85% of the then-current market price and are generally subject to four-year vesting periods to encourage executive officers to remain with the Company. The Compensation Committee takes into consideration the amount of stock, stock options and terms of such stock options already held by such executive officer when granting options.

1998 OPTION GRANTS

     On April 6, 1998 the Stock Option Committee granted 100,000 options to Dr. Lehrer and 300,000 options to Mr. Sliney. Terms of the options are (a) 50% are granted at $0.69 (85% of the fair market value of the Common Stock at the grant date) and become exercisable on October 6, 1998; (b) 25% vest at $1.037 per share and (c) 25% vest at $1.38 per share. The options have a term of ten years.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The base salary for the Company's Chief Executive Officer, Dr. Lehrer, for the 1997 fiscal year was principally based upon an employment agreement entered into between the Company and Dr. Lehrer in 1996. The employment agreement was canceled on June 30, 1997. Dr. Lehrer's base salary is based in accordance with the base salaries of chief executive officers of similarly situated companies whose shares of capital stock are quoted on NASDAQ National Market System or listed for trading on the New York Stock Exchange or the American Stock Exchange. Dr. Lehrer was also granted an option to purchase 100,000 shares of the Company's Common Stock under the 1995 Plan at an option price of $6.00 per share. However, pursuant to the re-pricing of certain stock options granted under the 1995 Plan, on December 19, 1996, the Company canceled Dr. Lehrer's original stock option grant and issued to Dr. Lehrer a new stock option grant to purchase 100,000 shares of the Company's Common Stock under the 1995 Plan at an exercise price of $2.75 for 50,000 shares and $3.25 for the other 50,000 shares. The vesting schedule also changed to the four-year successive annual installment schedule described in the "1995 Plan Re-Pricing" section above. On April 6, 1998 the Stock Option Committee granted 100,000 options to Dr. Lehrer. Terms of the options are (a) 50% are granted at $0.69 (85% of the fair market value of the Common Stock at the grant date) and become vested by October 6, 1998; (b) 25% vest at $1.037 per share and (c) 25% vest at $1.38 per share. The options have a term of ten years. No cash bonuses were awarded to Dr. Lehrer for the 1997 fiscal year.

     In determining Dr. Lehrer's base salary and stock option grants, the Compensation Committee and Stock Option Committee, as applicable, based their recommendations on the criteria described above, including specifically, the contribution of Dr. Lehrer to the Company's strategic focus, market position and successful initial public offering. The Compensation Committee and Stock Option Committee, as applicable, will continue to review the performance of the Chief Executive Officer of the Company annually based on the criteria described above and recommend such officer's compensation accordingly.

CONCLUSION

     The Compensation Committee and the Stock Option Committee believe that the policies and concepts discussed above will be an effective strategy to attract and retain responsible management that will produce both long-term and short-term results that will further the interests of the Company's stockholders. In implementing their policies, the Compensation Committee and the Stock Option Committee intend to base their review on experience of its members, the Company and management information, and where appropriate, discussions with and information compiled by various compensation consultants and other appropriate sources.

COMPENSATION COMMITTEE                                 STOCK OPTION COMMITTEE
Ivan M. Rosenberg, Ph.D.                               Ivan M. Rosenberg, Ph.D.
Curtis A. Hessler (until January 31, 1998)             Curtis A. Hessler (until January 31, 1998)

                         STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the cumulative total return on the Company's Common stock from May 17, 1996, when the Company completed an initial public offering of its Common Stock, to December 31, 1997 compared to the Nasdaq Stock Market (U.S. Companies) Index. The graph assumes a $100 investment at the beginning of the period and the reinvestment of all dividends.

        Measurement Period                               Nasdaq Computer
      (Fiscal Year Covered)          Legacy Software          Index              S&P 500
Apr-96                                   100.00              100.00              100.00
Jun-96                                   145.83              100.03              102.51
Sep-96                                   108.33              110.43              105.07
Dec-96                                    62.50              171.83               79.31
Mar-97                                    66.67              133.41               74.55
Jun-97                                    47.92              205.32               90.73
Sep-97                                    43.75              219.74              107.46
Dec-97                                     8.33              225.11               94.57

THIS GRAPH REPRESENTS HISTORICAL STOCK PRICES PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

     THE FOREGOING REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK OPTION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth certain summary information concerning compensation paid or accrued by the Company on behalf of (i) the Chief Executive Officer and (ii) the other most highly compensated executive officer of the Company whose total annual salary and bonus for fiscal year 1997 exceeded $100,000 (the "Named Executive Officers"), with respect to services rendered by such persons to the Company and its subsidiaries for each of the fiscal years ended December 31, 1994, 1995, 1996 and 1997:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION
                                                                                        AWARDS
                                                                 OTHER ANNUAL   ----------------------
                                                       SALARY    COMPENSATION         SECURITIES
         NAME AND PRINCIPAL POSITION           YEAR     ($)          ($)        UNDERLYING OPTIONS (#)
         ---------------------------           ----   --------   ------------   ----------------------
Ariella J. Lehrer, Ph.D. ....................  1997   $105,115      $  -0-
  Chief Executive Officer,                     1996   $117,500      $  -0-             100,000
  President, Chairwoman                        1995   $ 62,250      $  -0-                  --
  of the Board of Directors
William E. Sliney............................  1997   $117,581      $  -0-
  Vice President of Finance,                   1996   $112,500         n/a              50,000
  Chief Financial Officer,                     1995   $ 20,833(1)    $4,500(2)              --
  Secretary and Director

---------------
(1) Mr. Sliney joined the Company in October, 1995; his annualized base salary for 1995 was $100,000.

(2) The Company paid Mr. Sliney approximately $4,500 for Mr. Sliney's relocation expenses during 1995.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee was formed in January, 1996 to establish salary, bonus and other forms of compensation for officers of the Company, provide recommendations for the salaries and incentive compensation of the employees and consultants of the Company and make recommendations to the Board of Directors regarding such matters. The principal objectives of the Company's executive compensation are to: (i) support the achievement of the desired Company performance; (ii) align the executive officer's interests with the success of the Company and with the interests of the Company's stockholders; and (iii) provide compensation that will attract and retain qualified management and reward performance. These objectives are principally achieved through compensation in the form of annual base salaries, discretionary bonuses and equity investment opportunities, such as stock option grants. Prior to January, 1996, the Board of Directors performed the functions of the Compensation Committee. The Company has not historically linked executive compensation directly to corporate performance.

     During the 1997 fiscal year, the Compensation Committee was composed of Mr. Hessler and Dr. Rosenberg. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                                 STOCK OPTIONS

     The following tables sets forth certain information with respect to options granted to each of the Company's Named Executive Officers during fiscal year 1997. The Company did not grant any stock appreciation rights during fiscal year 1997.

                          OPTION GRANTS IN FISCAL 1997

                                                           INDIVIDUAL GRANTS
                       ------------------------------------------------------------------------------------------
                                                                                            POTENTIAL REALIZABLE
                       NUMBER OF       PERCENT OF                                             VALUE AT ASSUMED
                       SECURITIES     TOTAL OPTIONS                                            RATES OF STOCK
                       UNDERLYING      GRANTED TO                                             APPRECIATION FOR
                        OPTIONS     ELIGIBLE PERSONS        EXERCISE OR                        OPTION TERM(4)
                        GRANTED         IN FISCAL            BASE PRICE        EXPIRATION   ---------------------
        NAME             (#)(1)          YEAR(2)             ($/SH)(3)            DATE         5%          10%
        ----           ----------   -----------------   --------------------   ----------   ---------   ---------
Ariella J. Lehrer,
  Ph.D. .............   100,000            28%          $2.75 (50,000 shares)   6/19/99     $ 86,473    $219,140
                                                        $3.25 (50,000 shares)               $102,195    $258,983
William E. Sliney....    50,000            14%          $2.75 (25,000 shares)   6/19/99     $ 43,237    $ 51,098
                                                        $3.25 (25,000 shares)               $109,570    $121,492

---------------
(1) The options were originally granted at higher exercise prices and were cancelled and re-granted on December 19, 1996 at lower exercise prices of $2.75 and $3.25. See "REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE -- 1995 Plan Re-Pricing." In June, 1997 the Employment Agreements with the Company were terminated the existing options were immediately vested with an expiration at June 19, 1999.

(2) In the 1997 fiscal year, the Company regranted options representing a total of 356,667 shares under the 1995 Plan.

(3) The exercise price on the date of grant was equal to or above the fair market value on the date of grant.

(4) The 5% and 10% assumed rates of appreciation are specified under the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. There can be no assurance provided to any executive officer or any other holder of the Company's Securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1997
                   AND VALUE OF OPTIONS AT END OF FISCAL 1997

     The following table sets forth certain information with respect to the Company's Named Executive Officers concerning unexercised stock options held as of December 31, 1997. No stock options were exercised by such individuals during fiscal year 1997. The Company did not grant any stock appreciation rights during fiscal year 1997 and no such rights were outstanding as of the end of such fiscal year.

                                                NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                                SECURITIES UNDERLYING                IN-THE-MONEY
                                                      OPTIONS AT                      OPTIONS AT
                                                   FISCAL YEAR-END              FISCAL YEAR-END($)(1)
                                             ----------------------------    ----------------------------
                   NAME                      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                   ----                      -----------    -------------    -----------    -------------
Ariella J. Lehrer, Ph.D. ..................    100,000                           -0-             --
William Sliney.............................    50,0000                           -0-             --

---------------
(1) Calculated on the basis of the fair market value of the underlying securities at December 31, 1997 ($0.50 per share) minus the exercise price.

                                  PROPOSAL II

                            APPROVAL OF AN AMENDMENT
                                TO THE COMPANY'S
               RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A
                       ONE-FOR-THREE REVERSE STOCK SPLIT
                           (ITEM 2 OF THE PROXY CARD)

     The Board of the Company has approved, subject to stockholder approval, a proposed amendment to the Company's Restated Certificate of Incorporation (the "Amendment") which will effect a one-for-three reverse stock split (the "Reverse Split") of the issued and outstanding shares of Common Stock. The complete text of the Amendment is set forth as Exhibit "A" to this Proxy Statement.

     If the Reverse Split is approved by the requisite vote of the Company's stockholders, the Reverse Split will be effective upon the close of business on the date of filing of the Amendment with the Delaware Secretary of State and each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Split (the "Old Shares") will be deemed automatically without any action on the part of the stockholders to represent one-third the number of shares of Common Stock after the Reverse Split (the "New Shares").

     No fractional New Shares will be issued as a result of the Reverse Split. In lieu thereof, each stockholder whose Old Shares are not evenly divisible by three (3) will receive cash based on the average closing price of the Common Stock on the Nasdaq SmallCap Market over a period of ten business days ending on the third business day prior to the effective date of the Reverse Split. After the Reverse Split becomes effective, stockholders of record will be requested to surrender certificates representing the Old Shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing the New Shares will be issued and forwarded to the stockholders. Until surrender, each certificate representing Old Shares will continue to be valid and represent New Shares equal to one-third the number of Old Shares.

     Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their certificates.

     The Common Stock issued pursuant to the Reverse Split will be fully paid and nonassessable. The voting and other rights that currently characterize the Common Stock will not be altered by the Reverse Split.

     Purposes of the Proposed Reverse Split. The Board believes that the Reverse Stock Split is desirable for several reasons. First, the Board believes that given a higher stock price, the Company will be able to be more aggressive in terms of potential acquisitions and strategic partners. On April 22, 1998, the closing price of the Common Stock on the NASDAQ SmallCap Market was $0.75. The Board believes that if the Company effects the Reverse Stock Split and the market price of the Common Stock increases proportionately, the Common Stock will be a more attractive currency to acquisition candidates as well as strategic partners. Additionally, on February 26, 1998. the Company was notified by The Nasdaq Stock Market, Inc. ("NASDAQ") that the Company is not in compliance with the net tangible assets/market capitalization/net income requirement(s), pursuant to NASD Marketplace Rule(s) 4310(c)(02) and the minimum bid price requirement, pursuant to NASD Marketplace Rule 4310(c)(04) both of which became effective on February 23, 1998. Non-compliance with these and other rules initiated by NASD at that date, will result in the Company's stock being delisted from the NASDAQ Small Cap Market.

     NASD Marketplace Rule 4310(c)(04) requires that the Common Stock of the Company must maintain a minimum closing price of $1.00 or more for ten consecutive trade days during the ninety day period which expires on May 28, 1998. Over the past several months the price of the Company's Common Stock has been under the new requirement. As a measure to gain compliance the Company proposes a one-for-three (1:3) reverse split of the Common Stock to be effective the close of business on the date of filing of the Amendment with the Delaware Secretary of State.

     Stockholders should note that the Board cannot predict what effect the Reverse Split will have on the market price of the Common Stock. The Company is aware that some companies which have effected reverse stock splits have experienced a decline in their market value and there can be no assurance that the market price per New Share after the Reverse Split will approximate three
(3) times the market price per Old Share before the Reverse Split, or that any of the other effects will occur.

     Effect of the Reverse Split. The Reverse Split will be effected by means of filing the Amendment with the Delaware Secretary of State. Assuming approval of the Reverse Split by the requisite vote of the stockholders at the Annual Meeting, the Amendment will thereafter be filed with the Delaware Secretary of State as promptly as practicable and the Reverse Split will become effective as of 5:00 p.m., Pacific daylight time, on the date of that filing (the "Reverse Split Effective Date"). After the Reverse Split, without any further action on the part of the Company or the stockholders, certificates representing Old Shares will thereafter represent New Shares equal to one-third of the number of Old Shares.

     The Company currently has authorized capital stock of 10,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Amendment will not reduce the number of authorized shares of Common Stock or of Preferred Stock.

     As of April 22, 1998, the number of issued and outstanding Old Shares was 2,655,003. The following table illustrates the principal effects of the proposed Reverse Split and decrease in outstanding Common Stock assuming no additional shares of Common Stock are issued prior to the Reverse Split Effective Date as a result of the exercise of any options or warrants:

                    SHARES OF                      PRIOR TO PROPOSED   AFTER PROPOSED
                  COMMON STOCK                       REVERSE SPLIT     REVERSE SPLIT
                  ------------                     -----------------   --------------
Authorized.......................................     10,000,000         10,000,000
Outstanding......................................      2,655,003            885,001

     The Common Stock is currently registered under Section 12(g) of the Exchange Act and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Common Stock is admitted for trading on the Nasdaq Small Cap Market. The Reverse Split will not effect the registration of the Common Stock under the Exchange Act but will increase its stock price to be in compliance with the requirements of the Nasdaq Small Cap Market.

     Federal Income Tax Consequences of the Reverse Split. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. However, the Company believes that because the Reverse Split is not part of a plan to periodically increase a stockholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Split will have the following effects. The receipt of Common Stock in the Reverse Split should not result in any taxable gain or loss to stockholders for federal income tax purposes. If the Reverse Split is approved, the tax basis of Common Stock received as a result of the Reverse Split will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock. For tax purposes, the holding period of the shares immediately prior to the effective date of the Reverse Split will be included in the holding period of the Common Stock received as a result of the Reverse Split. Stockholders who receive cash in lieu of fractional shares of Common Stock will be treated as receiving cash as payment in exchange for their fractional shares of Common Stock, and they will recognize gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of the fractional shares surrendered for cash.

     Certificates and Fractional Shares. As soon as practicable after the Reverse Split Effective Date, the Company will send a letter of transmittal to each holder of record of Old Shares outstanding on the Reverse Split Effective Date. The letter of transmittal will contain instructions for the surrender of certificate(s) representing such Old Shares to Chase Mellon Securities, the Company's transfer agent (the "Exchange Agent"). Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with the certificate(s) representing Old Shares, a stockholder will be entitled to receive a certificate representing the number of New Shares into which his or her Old Shares have been reclassified and changed as a result of the Reverse Split.

     Stockholders should not submit any certificates until requested to do so. No new Certificate will be issued to a stockholder until he or she has surrendered his or her outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the Exchange Agent.

     No fractional shares of Common Stock will be issued and, in lieu thereof, stockholders holding a number of shares of Common Stock not evenly divisible by three upon surrender of their certificates representing the Old Shares, will receive cash in lieu of fractional shares of Common Stock. The price payable by the Company will be determined by multiplying the fraction of a New Share by three times the average of the closing prices for one Old Share for the ten business days ending on the third business day prior to the Reverse Split Effective Date for which transactions in the Common Stock are reported, as reported by the Nasdaq Small Cap Market.

     Source of Funds. The funds required to purchase the fractional shares are available and will be paid from the current cash reserves of the Company. The Company's stockholder list indicates that a portion of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. It is, therefore, not possible to predict with certainty the number of fractional shares and the total amount that the Company will be required to pay to redeem such shares. However, it is not anticipated that the funds necessary to effect the cancellation of fractional shares will be material.

     Miscellaneous. The Board may abandon the proposed Reverse Split at any time before or after the Annual Meeting and prior to the Reverse Split Effective Date if for any reason the Board deems it advisable to abandon the proposal. The Board may consider abandoning the proposed Reverse Split if it determines, in its sole discretion, that the Reverse Split would adversely affect the ability of the Company to raise capital or the liquidity of the Common Stock, among other things. In addition, the Board may make any and all changes to the Amendment that it deems necessary to file the Amendment with the Delaware Secretary of State to give effect to the Reverse Split.

RECOMMENDATION AND REQUIRED VOTE

     The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the Amendment. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. However, broker non-votes, while included in the determination of shares present at the Annual Meeting for purposes of determining a quorum, will be counted as votes cast against approval of the amendment of the Certificate of Incorporation. The Board is of the opinion that the Amendment is advisable and in the best interests of the Company and recommends a vote FOR the approval of the Amendment. All proxies will be voted to approve the Amendment unless a contrary vote is indicated on the enclosed proxy card.

     THE BOARD OF DIRECTORS UNANIMOUSLY URGES YOU TO VOTE FOR A ONE-FOR-THREE (1:3) REVERSE SPLIT OF THE COMPANY'S COMMON STOCK.

                                  PROPOSAL III

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                           (ITEM 3 OF THE PROXY CARD)

     The Board of Directors has selected BDO Seidman, LLP as the Company's independent accountants for the year ending December 31, 1998, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. BDO Seidman, LLP has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by the Company's stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that they pass upon such selection.

     BDO Seidman, LLP acted as the Company's independent accountants for the fiscal year ended December 31, 1997. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting. They have been offered the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     In the event the stockholders fail to ratify the selection of BDO Seidman, LLP, the Audit Committee of the Board of Directors will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

                                 OTHER MATTERS

STOCKHOLDER PROPOSALS

     Individual stockholders of the Company may be entitled to submit proposals which they believe should be voted upon by the stockholders. The Securities and Exchange Commission (the "SEC") has adopted regulations which govern the inclusion of such proposals in annual proxy materials. All such proposals must be submitted to the Secretary of the Company no later than December 31, 1998 in order to be considered for inclusion in the Company's 1998 proxy materials. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

OTHER BUSINESS

     Management does not know of any business to be presented other than the matters set forth above, but if other matters properly come before the meeting, it is the intention of the persons named in the Proxy to vote in accordance with their best judgment on such matters.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act, requires the Company's directors, officers and greater than ten percent shareholders to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required to provide to the Company a copy of each such report they file with the SEC.

     To the Company's knowledge, based solely on a review of the copies of such reports provided to the Company and written representations that no other reports were required, during 1997 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

FINANCIAL STATEMENTS

     The Company's audited financial statements and notes thereto, including selected financial data and management's discussion and analysis of financial condition and results of operations for the fiscal year ended December 31, 1997, are included in the annual report on Form 10-K, which was mailed concurrently with this Proxy Statement to all stockholders of record. The financial statements, the report of independent accountants thereon, selected financial data and management's discussion and analysis of financial condition and results of operations included in the Annual Report are incorporated herein by reference. Additional copies of the Annual Report are available without charge upon written request to Legacy Software, Inc., 5340 Alla Road, Los Angeles, California 90066, Attention: William E. Sliney.

AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy and information statements and other information with the SEC. Such reports, proxy and information statements and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its regional offices at Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511, and at 7 World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the SEC including the Company.

                                          By Order of the Board of Directors,

                                          William E. Sliney
                                          Secretary

Dated: April 30, 1998

                                                                       EXHIBIT A

                             LEGACY SOFTWARE, INC.

                              RESOLUTIONS ADOPTED
                               IN CONNECTION WITH
            THE FEBRUARY 17, 1998 MEETING OF THE BOARD OF DIRECTORS

APPROVAL OF ONE FOR THREE REVERSE STOCK SPLIT

     WHEREAS, this Board has determined that it is appropriate and in the best interests of the Company to effect a one for three reverse stock split of the common stock, par value $0.001 per share, of the Company (the "Common Stock") which are issued and outstanding;

     NOW, THEREFORE, BE IT RESOLVED, that, subject to obtaining approval from the stockholders of the Company at the Annual Meeting of the Stockholders to be held May 28, 1998, the Certificate of Incorporation of Legacy Software, Inc. is amended as follows:

     "(a) All of the Corporation's issued Common Stock, having a par value of $0.001 per share, is hereby changed into new Common Stock, having a par value of $.001 per share, on the basis of one (1) new share of Common Stock for each three (3) shares of Common Stock issued as of the date of filing of the Amendment with the Secretary of State of the State of Delaware; provided, however, that no fractional shares of Common Stock shall be issued pursuant to such change. Each shareholder who would otherwise be entitled to a fractional share as a result of such change shall have only a right to receive, in lieu thereof, a cash payment equal to the fair market value of such fractional share;

     (b) The Corporation's 10,000,000 authorized shares of Common Stock, having a par value of $0.001 per share, shall not be changed;

     (c) The Corporation's 5,000,000 authorized shares of preferred stock, having a par value of $0.001 per share, shall not be changed; and

     (d) The Corporation's stated capital shall be reduced by an amount equal to
     the aggregate par value of the      shares of Common Stock issued prior to
     the effectiveness of this Amendment which, as a result of the reverse split provided for herein, are no longer issued shares of Common Stock."

     RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, directed and empowered, for and on behalf of the Company, to obtain the requisite stockholder consents to amend the Certificate of Incorporation to effect the one for three reverse stock split;

     RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, directed and empowered, for and on behalf of the Company, to do or cause to be done such acts and things, including but not limited to, obtaining any necessary stockholder approvals, and to sign and deliver all such documents as any such officers may deem necessary or advisable in order to carry out and perform the foregoing resolution and the intent thereof.

                              LEGACY SOFTWARE, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


        The undersigned, a stockholder of LEGACY SOFTWARE, INC., a Delaware corporation, (the "Company") hereby appoints Ariella J. Lehrer, Ph.D. and William E. Sliney, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Company's headquarters located at 5340 Alla Road, Los Angeles, California 90066, on May 28, 1998, and at any of its postponements or adjournments, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

        The Board of Directors recommends a WITH vote on Proposal 1, a FOR vote on Proposal 2 and a FOR vote on Proposal 3.

        1.      ELECTION OF DIRECTORS, as provided in the Company's Proxy
                Statement:

                [ ] WITH        [ ] WITHOUT   Authority to vote for the nominees
                                              listed below.

                (INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR A NOMINEE, DRAW A LINE THROUGH OR OTHERWISE STRIKE OUT THE NAME OF THE NOMINEE BELOW)

                            Ariella J. Lehrer, Ph.D.
                                William E. Sliney
                            Ivan M. Rosenberg, Ph.D.

        2. The approval of an amendment to LEGACY SOFTWARE, INC. Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding Common Stock, $0.001 par value per share, whereby each three (3) shares of Common Stock issued as of the effective date of the reverse split will be converted into one (1) share of Common Stock:

                     [ ] FOR              [ ] AGAINST          [ ] ABSTAIN

        3. The ratification of the selection of BDO Seidman, LLP as the Company's independent accountants for the year ending December 31, 1998:

                     [ ] FOR              [ ] AGAINST          [ ] ABSTAIN


        The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that the proxy holder may lawfully do by virtue hereof. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY OF ITS POSTPONEMENTS OR ADJOURNMENTS, THE PROXY HOLDER IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

        This Proxy will be voted in accordance with the instructions set forth above. THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED, THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1998, AND, AS THE PROXY HOLDER SHALL DEEM ADVISABLE, ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING, UNLESS OTHERWISE DIRECTED.

        The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 30, 1998 relating to the Annual Meeting.


                                    Date: ________________________________, 1998



                                    ____________________________________________



                                    ____________________________________________
                                    Signature(s) of Shareholder(s)
                                    (See Instructions Below)


                                    The signature(s) hereon should correspond exactly with the name(s) of the shareholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.


                           THIS PROXY IS SOLICITED BY
                            THE BOARD OF DIRECTORS OF
                              LEGACY SOFTWARE, INC.